EXHIBIT 32.1

          CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
               PURSUANT TO 18 U.S.C. SECTION 1350
         (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)


       In   connection  with  the  Quarterly  Report  of   Werner
Enterprises, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2010 (the "Report"), filed with the Securities and Exchange Commission, I, Gregory L. Werner, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1.   The  Report  fully  complies  with  the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2.   The  information  contained   in  the   Report   fairly
          presents, in all material respects, the financial condition and results of operations of the Company.



May 4, 2010                        /s/ Gregory L. Werner
-----------                        -------------------------------------
                                   Gregory L. Werner
                                   President and Chief Executive Officer